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                                                                       EXHIBIT 2

                            STOCK PURCHASE AGREEMENT



     THIS STOCK PURCHASE AGREEMENT ("Agreement") is made and entered into this 23 day of February,1998, by and among Inland Northwest Bancorporation, Inc., a
--
Washington corporation ("INBI") and Cheryl L. Ries, Karen J. Linzenmeyer, Linda
R. Carabin, and Brenda F. Blair (collectively the "Sellers" or the "Shareholders") and Hege Company, Inc., a Washington corporation dba Creative Mortages (the "Company")


                                R E C I T A L S

A. The Sellers collectively own 284 shares of common stock of the Company representing all of the issued and outstanding shares of common stock of the Company.

B. The Sellers desire to sell and INBI desires to purchase all of the outstanding shares of common stock of the Company.

C. The Shareholders of the Company have given their approval to the transaction evidenced by this Agreement, at a meeting duly called for that purpose at the offices of the Company on February 23, 1998.

     NOW, THEREFORE, in consideration of the covenants, agreements, representations, and warranties set forth herein, the parties hereto agree as follows:


                               A G R E E M E N T

1    AGREEMENT TO EXCHANGE STOCK AND ASSUME LIABILITY

     1.1 EXCHANGE OF STOCK. On the Closing Date, the Sellers shall sell, transfer and assign to INBI all of the Company's issued and outstanding shares of common stock (the "Stock") and, in exchange therefor, INBI shall issue to Sellers that number of shares of INBI's common stock (the "Shares") at a market value of $28 per share, having a total market value equal to the net worth of the Company (as reflected on the audited financial statement of the Company for the fiscal year ended November 30, 1997) plus $15,000.00.

     1.2 PAYMENT OF LIABILITY. As additional consideration, INBI shall pay an additional sum, not to exceed $147,000, in accordance with a schedule provided to INBI that pro rates the payment among the Sellers. This sum represents the principal balance due on the personal indebtedness incurred by the Sellers in connection with the repayment by the Company of

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          monies incorrectly received from an investor mortgagee during the fiscal year ended November 30, 1994.

2 WARRANTIES AND REPRESENTATIONS OF SELLERS. The Company and each Seller represent and warrant to INBI that the following statements are true and correct on the date hereof and will be true and correct on the Closing Date as though made on such date:

     2.1 OWNERSHIP OF STOCK. Sellers are the record and beneficial owners of the Stock and the sale and delivery of the Stock to INBI will convey to INBI legal and valid title to the Stock, free and clear of all liens, encumbrances and restrictions. Sellers have the full legal right, power and capacity to enter into and perform this Agreement and to sell, assign, transfer and deliver the Stock as provided in this Agreement.

     2.2 CAPITAL STOCK. The authorized capital stock of the Company consists of one thousand (1,000) shares of common stock, of which two hundred eighty four (284) shares have been issued and are presently outstanding, all of which are owned by Sellers. The Sellers own the following percentages of the Stock: Cheryl L. Ries - 32.747%, Karen J. Linzenmeyer - 32.747%, Linda R. Carabin - 19.718%, and Brenda F.
          Blair -14.788%. All such shares of the Company are duly authorized, validly issued, fully paid and non-assessable. There are no outstanding securities of the Company convertible into or evidencing the right to purchase or subscribe for any shares of capital stock of the Company. There are no outstanding or authorized options, warrants, calls, subscriptions, rights, commitments or any other agreements of any character obligating the Company to issue any shares of capital stock of the Company or any securities convertible into or evidencing the right to purchase or subscribe for any shares of such stock.

     2.3 ORGANIZATION AND GOOD STANDING. The Company is a corporation duly organized and existing and in good standing under the laws of the State of Washington, qualified to do business in Washington and qualified to do business as a foreign corporation in Idaho; it is entitled to carry on its business and to own or lease its properties as and in the places where such business is now conducted or such properties are now owned or leased and operated. The Company, at the request of Sellers, has provided INBI with true, complete and correct copies of the Company's Articles of Incorporation and amendments thereto, Bylaws and other organizational documents.

     2.4 HUD QUALIFICATION, COMPLIANCE WITH LAWS. The Company is certified and qualified by HUD as a nonsupervised mortgage loan correspondent lender for HUD insured and conventional long-term mortgages for single family housing. The Company and each of its employees are in compliance with all rules, regulations, orders or other requirements applicable to, or necessary to maintain, such certification or qualification. The Company has complied with, and is not in violation of, applicable federal, state or local statutes, laws, ordinances and regulations affecting its properties or the operation of its business. The Company has obtained and maintains in force all permits and licenses necessary to occupy its premises and carry on its business and, at the request of Sellers, has provided INBI with true, complete and correct copies of all such licenses and permits.

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     2.5  FINANCIAL STATEMENTS. The Company, at the request of Sellers, has furnished to INBI the balance sheets and the related statements of account and expense of the Company for the fiscal years ended November 30, 1993, November 30, 1994, November 30, 1995 and November 30, 1996,
          and on or before February 10, 1998, will provide INBI balance sheets and the related statements of account and expense of the Company for the year ended November 30, 1997 (collectively the "Financial Statements"). Each of the Financial Statements have been audited by Anderson ZurMuehlen & Co., P.C. The Company also will prepare and deliver to INBI prior to the Closing Date the unaudited balance sheet for the two month period ended January 31, 1998. The Financial Statements and the unaudited balance sheet are, and will be, true and correct in all material respects and present fairly the financial condition and results of operations of the Company as, at, and for the periods therein specified.

     2.6 LIABILITIES. Except as disclosed in Schedule A, the Financial Statement for the fiscal year ended November 30, 1997, or the unaudited balance sheet referred to in Section 2.5, the Company has no liabilities of any nature, whether absolute or contingent, known or unknown, accrued or unaccrued, due or to become due or otherwise, including, without limitation, federal or state tax liabilities of any type or nature, due or to become due, and whether or not incurred in respect of or measured by the income of the Company. At the Closing Date Sellers shall cause the Notes due shareholders identified on Schedule A to be cancelled and delivered to INBI, upon receipt of the balance due from the Company of Eight Thousand Three Dollars ($8,003.00).

     2.7 LITIGATION. Except as disclosed on Schedule A, there are no actions, suits, claims, proceedings, or investigations pending, or, to the knowledge of Sellers, threatened against or affecting the Company at law or in equity, or before or by any federal, state, municipal, or other governmental court, agency, or instrumentality. The Company is not in default with respect to any order or decree of any court or federal, state, municipal, or other governmental department or instrumentality of which the Company has notice. The Company has complied in all material respects with all laws, regulations, and orders applicable to its business and properties.

     2.8 TAX RETURNS. The Company has filed with the appropriate governmental authorities all tax and related returns which are required to be filed by it and such returns accurately reflect the taxes payable, including the income tax return for the taxable year ending November 30, 1997. The Company has timely paid (and through and including the Closing Date will timely pay) all taxes that are due and payable with respect to the Company, its operations and its assets. Sellers are not aware of any claim, penalties or assessments for delinquent taxes arising from these tax returns. Sellers have delivered to INBI true, correct and complete copies of the income tax returns for the Company for the taxable years ending November 30, 1993, November 30, 1994, November 30, 1995 and November 30, 1996.

     2.9 TANGIBLE PERSONAL PROPERTY. Schedule B to this Agreement is a schedule of all tangible personal property owned by, in the possession of or used by the Company. All property described in Schedule B is in good condition and repair, ordinary wear and tear excepted.

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          The property described in Schedule B constitutes substantially all the tangible personal property necessary for the conduct by the Company of its business as now conducted, and, except as stated in Schedule B, no tangible personal property used by the Company in connection with its business is held under any lease, security agreement, conditional sales contract or other title retention or security arrangement, or is located other than in the possession of the Company.

     2.10 TRADE NAMES, TRADEMARKS, COPYRIGHTS AND OTHER INTANGIBLE PROPERTY. Schedule C to this Agreement is a schedule of all trade names, trademarks, service marks, copyrights, or applications therefor, and other intangible assets owned by the Company or in which the Company has any rights or licenses. To Sellers' best knowledge, the Company has not infringed, and is not infringing, on any trade name, trademark, service mark or copyright belonging to any other person, firm or corporation. The Company is not a party to any license, agreement or arrangement, whether as licensor, licensee or otherwise, with respect to any trademarks, service marks, trade names or copyrights. The Company owns, or holds, adequate licenses or other rights to use, all trademarks, service marks, trade names and copyrights necessary for its business as now conducted (including, without limitation those listed in Schedule C), and, to Sellers' best knowledge, that use does not, and will not, conflict with, infringe on or otherwise violate any rights of others.

     2.11 SOFTWARE. Schedule D to this Agreement is a schedule of all software owned by the Company or in which the Company has any rights or licenses. The Company and its employees are in full compliance with and have not violated the terms of any license or other agreement relating to the possession or use of the software. The Company owns, or holds adequate licenses or other rights to use, all of the software necessary for its business as now conducted (including, without limitation those items listed in Schedule D), and, to Sellers' best knowledge, that use does not, and will not, conflict with, infringe on or otherwise violate any rights of others. Seller has obtained all consents, permission or licenses necessary to allow use of the software by the Company for its business as now conducted after completion of the transaction contemplated under this Agreement.

     2.12 CONTRACTS. Schedule E to this Agreement is a schedule of all contracts and agreements to which the Company is a party. The Sellers, at the request of the Company, have provided true, complete and correct copies of each contract or agreement to INBI. The Company is not in default under any of such contracts and agreements. All such contracts and agreements are in full force and effect and are legal, valid and binding on the Company and on the other party or parties thereto, and there has been no breach or material anticipatory breach by any such other party or parties or any dispute or disagreement between or among the parties thereto in relation to the subject matter thereof.

     2.13 PREMISES LEASE. The Company is the tenant under a lease dated August 1, 1991 with Joseph G. Ward as landlord with respect to premises consisting of approximately 3,300 square feet on the first floor of the building located at E. 711 Third Avenue in Spokane, Washington. The Sellers, at the request of the Company, have provided a true, complete and correct copy of the lease to INBI, and the lease has not been amended or modified,

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          orally or in writing. Neither the Company, nor, to the best knowledge of the Sellers, the landlord, is in default under the lease and there has been no event which, with the giving of notice or passage of time, would constitute a default. There has been no material anticipatory breach by any party or any dispute or disagreement between or among the parties to the lease in relation to the subject matter thereof. The lease is in full force and effect in accordance with its terms and is the legal, valid and binding obligation of the Company and the landlord. The Company has paid all sums due under the lease when due. The lease term has been extended as provided in Section II of the lease and will expire on September 30, 2002. The Company has obtained all consents necessary to allow continued occupancy of the leased premises by the Company after completion of the transaction contemplated under this Agreement.

     2.14 TITLE TO ASSETS. The Company has good and marketable title to all of its assets, whether tangible or intangible, which constitute all of the assets that are used by the Company in connection with its business. All these assets are free and clear of restrictions or conditions on transfer or assignment, and free and clear of mortgages, liens, charges and other encumbrances, except for the lien of current taxes not yet due and payable.

     2.15 INSURANCE. True, complete and correct copies of all policies of fire, liability, life, and other forms of insurance held by the Company have been provided to INBI. All such policies are in full force and effect, and all premiums due thereunder have been paid when due by the Company.

     2.16 EMPLOYMENT MATTERS. Schedule F to this Agreement is a schedule of the names and rates of compensation as of the date hereof (which rates will remain the same through the date of closing) of all officers, directors and employees of the Company, the names, ages and the annual funded and unfunded benefits payable to all retired employees, if any, who are receiving or entitled to receive retirement payments or benefits of any nature whatsoever paid or payable from the funds of the Company. The Company, at the request of the Sellers, has provided INBI with true, complete and correct copies of all employment agreements to which the Company is a party and all agreements or plans under which the Company is obligated make payments or provide benefits to retired employees (whether or not such employee is presently retired). The Company has not received any notice, nor, to the best knowledge of the Company or the Sellers, is there any reason to believe, that any executive or key employee of the Company has any plans to terminate employment with the Company, or that any such executive or key employee will be unable to devote his or her full business time to the affairs of the Company prior to the Closing Date, or after the Closing Date. Mr. Billy Snodgrass, an officer, has retired as of February 10, 1998. The Company has complied with all legal requirements relating to the employment of labor. The Company has not incurred any liability under the Employment Retirement Income Security Act of 1974 ("ERISA") arising in connection with the termination of any plan covered by Title IV of ERISA, the breach of a fiduciary duty or other failure to act in connection with the Company's 401(k) plan or any employee benefit plan, or any other violation of or failure to comply with the requirements of ERISA and the regulations promulgated thereunder. The Company shall cause the Company's existing 401(k) plan to be terminated on or before

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          the Closing Date, and shall distribute all funds subject to the plan to the employees of the Company.

     2.17 ABSENCE OF CERTAIN EVENTS. Since November 30, 1997, Sellers are not aware of any information or claim that the Company has:

          2.17.1 discharged or satisfied any lien or encumbrance, or paid any obligation or liability, whether absolute or contingent, other than current liabilities having become due and payable since that date in the ordinary course of business;

          2.17.2 declared or made any payment or distribution to shareholders or purchased or redeemed any of its capital stock except as provided in this Agreement;

          2.17.3 sold or transferred any of its tangible or intangible assets or canceled any debts or claims, except in each case in the ordinary course of business;

          2.17.4 suffered any loss, damage, or destruction to any of its properties due to fire or other casualty, whether or not insured, which loss, damage, or destruction materially and adversely affects its business, properties, or operations;

          2.17.5 issued or sold or agreed to issue or sell any shares of its capital stock or any option, warrant, or right in respect to such capital stock, or any promissory notes, evidences of indebtedness, or any other securities;

          2.17.6 mortgaged, pledged or subjected to lien, charge or any other encumbrance, any of its tangible or intangible assets, except the lien of current real and personal property taxes not yet due and payable;

          2.17.7 loaned any money or agreed to loan money to any of its directors, officers or shareholders;

          2.17.8  amended its Articles of Incorporation or Bylaws;

          2.17.9 conducted its business otherwise than in its ordinary and usual manner.

                  Between the date hereof and the Closing Date, neither the Company nor the Sellers will do any of the things listed above in this Section 2.17, without the written consent of INBI, except as expressly contemplated by this Agreement.

     2.18 INVESTMENT REPRESENTATION. Each of the Sellers represents and warrants that it is her present intention to acquire the Shares for investment purposes and not with a view to the distribution or resale thereof. Each of the Sellers further acknowledges that the Shares may not be sold unless such Shares are subject to a registration statement under the Securities Act of 1933 as then in effect with respect to such Shares or an exemption from registration is available. For purposes of this Agreement, a determination that registration of the Shares

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          is not required in connection with a transaction shall be deemed to have been made if and when the Sellers, at their request, receive either (i) an opinion of the staff of the Securities and Exchange Commission expressed in a "no action" letter to such effect, or (ii) an opinion of counsel for INBI to such effect. The Sellers further acknowledge that, at this time, the provisions of Rule 144, as promulgated pursuant to the provisions of the Securities Act of 1933, among other things, require each of the Sellers to hold the Shares acquired hereunder for a period of one year from the closing date.

     2.19 DISCLOSURE. Neither this Agreement nor any of the schedules annexed hereto contains any untrue statement of any material fact or omits to state any material fact required or necessary to be stated herein in order to make the statements contained herein not misleading.

     2.20 NO VIOLATION OF AGREEMENTS. The execution, delivery and performance of this Agreement by the Company will not constitute a breach of or cause the termination of any agreement to which the Company is a party, or violate any legal requirement to which the Company is subject.

     2.21 AUTHORITY TO PERFORM AGREEMENT. The Company has the corporate power to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by its Board of Directors, and no other corporate proceedings on the part of the Company are necessary to authorize its officers to perform this Agreement and the transactions contemplated herein.

3 WARRANTIES AND REPRESENTATIONS OF INBI. INBI represents and warrants to Sellers that the following statements are true and correct on the date hereof and will be true and correct on the Closing Date as though made on such date:

     3.1 ORGANIZATION AND GOOD STANDING. INBI is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Washington and qualified to do business in the State of Washington

     3.2 AUTHORITY TO PERFORM AGREEMENT. INBI has the corporate power to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by its Board of Directors, and no other corporate proceedings on the part of INBI are necessary to authorize its officers to perform this Agreement and the transactions contemplated herein.

     3.3  INBI SHARES. The Shares of INBI to be delivered pursuant to Section
          1.1 will be validly issued, fully paid, and non-assessable.

     3.4 RESTRICTIVE LEGEND. The certificates for the Shares to be issued hereunder shall contain a restrictive legend stating as follows:

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               The Shares evidenced by this certificate have not been registered under the Securities Act of 1933 (the "Act") as amended, and have been received by the holder for investment purposes. Said shares may not be sold or transferred unless (a) they have been registered under said Act, or (b) the Company has received either a written opinion of counsel or a "no action" letter from the Securities and Exchange Commission, in either case in form and substance acceptable to the Company, to the effect that such registration is not required under the circumstances of such sale or transfer.

4    PRE-CLOSING COVENANTS. Between the date of this agreement and the Closing
     Date:

     4.1 DUE DILIGENCE, CONSENTS. The Company and its employees will cooperate with INBI in its investigation of the Company's assets, liabilities, business and capitalization, as well as the Company's financial condition and prospects. The Company authorizes INBI and such staff, consultants and experts as INBI deems necessary or desirable, upon reasonable prior notice to the Company, to make reasonable visits to the Company's facilities during normal business hours and, on such occasions, to have full access to the Company's books, records and staff. Sellers will secure all necessary consents, approvals, authorizations, exemptions and waivers from third parties that shall be required in order to enable INBI to effect the transactions contemplated hereby, and will otherwise use its best efforts to cause the consummation of the transaction contemplated hereby in accordance with the terms and conditions hereof.

     4.2 CONFIDENTIALITY. INBI and the Company will hold all information heretofore or hereafter obtained from each other or their advisers or agents in strict confidence and will use the information so obtained only for the purpose of evaluating the transaction contemplated by this Agreement, except as otherwise required by law; provided that, prior to any disclosure required by law, the disclosing party notifies the other party in order to provide such other party with an opportunity to take all appropriate action to avoid or limit disclosure to the extent consistent with legal obligations. If the Agreement is terminated, each party agrees to promptly return to the other, all written information provided, as well as all copies thereof.

     4.3 NO SOLICITATION. Neither the Company nor any Seller, officer, director, employee, or other person with actual or apparent authority to act on behalf of the Company, directly or indirectly, will solicit or discuss with any potential third party buyer any proposals with respect to the sale to any third party (whether by way of a merger or otherwise) of all, or any substantial part of, the Company's Stock, the Company, the assets of the Company or the Company's business, provide any information relating to the possible sale of the Company Stock, the Company, the Assets or the Company's business, to any potential third party buyer, or disclose to any potential third party buyer the fact that the Company is, or the Stock or assets of the Company or the Company's business are, for sale. The Company acknowledges to INBI that the Company is unique and that INBI shall have the right, in addition to any other rights it may have, to specific enforcement against the Company of INBI's rights under this Section.

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     4.4  CONDUCT OF BUSINESS. The Company shall: (1) conduct its business only in the ordinary course and in a manner consistent with past practices;
          (2) not make any distribution or pay other compensation (whether by way of dividend, payment of debt, management fee or compensation in addition to the monthly compensation paid to officers, directors and employees of the Company as of November 30, 1997) to the Sellers or any entity in which the Sellers or any affiliate of such Sellers has an interest; (3) not grant any executive salary adjustment or bonus other than pursuant to compensation programs existing on November 30, 1997 and not enter into any employment contracts or amendments to existing employment agreements other than offers of at-will employment to nonmanagement personnel; (4) not make any capital expenditures or disposition of the Company's equipment or other assets (tangible or intangible) or other material transactions involving the Company; (5) use its best efforts to maintain its employee work force at its present level and composition and make no adjustment in wages or hours of work, nor enter into any union contract or adopt any new pension, benefit or severance plan, except in the ordinary course of business consistent with past practice; (6) not disclose the terms of this Agreement to any persons except to the Company's employees on a need to know basis, attorneys, and accountants contacted in connection with the transaction; (7) and account for all transactions and business of the Company in accordance with generally accepted accounting principles, consistently applied and consistent with past practice. The Company shall promptly notify INBI if the Company fails to conduct its business in the manner provided for in this Section and of any event or occurrence which could materially affect the business, operations or prospects of the Company.

     4.5 EMPLOYEES. The Sellers, if requested by INBI, shall assist INBI in securing the continued employment by the Company or INBI, as the case may be, of those employees of the Company identified by INBI and each Seller further agrees to continue her employment with the Company after the Closing Date. The compensation of each employee (in an amount not less than the compensation received by such employee during the fiscal year ended November 30, 1997) the duties and responsibilities of each employee, and the terms and conditions of employment shall be in such amount, form and manner as shall be mutually acceptable to INBI and the employee.

     4.6 COVENANTS NOT TO COMPETE. At its option, INBI may require each Seller to agree not to compete with the Company within the market area of the Company, INBI or its subsidiaries for a period of three (3) years from the date of voluntary termination by the employee, if such termination occurs during a period ending five (5) years from the Closing Date. The "market area" shall be that market area in existence on the date of termination of employment. The form of the Sellers' covenant not to compete is attached hereto as Schedule G.

     4.7 PUBLICITY. Any publicity relating to this transaction and the method of its release shall be approved by INBI and the Company, unless otherwise required by law. To the extent a press release is required by law, INBI or the Company, as the case may be, shall provide the other party with an opportunity to review and comment on such press release prior to the distribution thereof. Promptly following Closing, INBI and the Company shall issue a joint

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          press release regarding the transaction

5    CONDITIONS TO CLOSING.

     5.1 INBI'S CONDITIONS. The obligations of INBI to close hereunder on the Closing Date are subject to the fulfillment at or prior to the Closing Date of each of the following conditions:

          5.1.1 INBI shall have received reports and opinions on such legal and other matters in connection with the transactions as INBI deems pertinent, and INBI is satisfied with the condition, operations and prospects of the Company.

          5.1.2 The acquisition shall have been approved by the Board of Governors, or staff if authorized, of the Federal Reserve System.

          5.1.3 The representations and warranties of Sellers contained herein shall be true and correct in all material respects on the Closing Date with the same force and effect as though such representations and warranties have been made on and as of the Closing Date.

          5.1.4 Sellers shall have performed and complied with all material terms, covenants, and conditions of this Agreement to be performed or complied with by them on or before the Closing Date.

          5.1.5 Sellers shall have cancelled all employment understandings, effective on the Closing Date, and shall have taken such action as may be necessary to terminate the Company's 401(k) plan, effective on the Closing Date, with the assets distributed to the participants in the manner required by applicable law.

          5.1.6 No action or proceeding shall have been instituted or threatened to restrain or prohibit or invalidate the transactions contemplated by this Agreement or which might affect the right of INBI to own, operate or control after the Closing Date the assets, property and business of the Company.

          5.1.7 There shall have been no material adverse change in the Company's business, operations, financial condition or prospects from November 30, 1997 to Closing. The Company shall not have changed the nature of its business, and shall have operated only in the ordinary course since November 30, 1997. No damage, destruction or loss (whether or not covered by insurance) and no other event materially or adversely affecting the business, properties, financial condition or prospects of the Company shall have occurred.

          5.1.8 The Company shall be a HUD nonsupervised mortgage loan correspondent on the closing date qualified in all respects to participate in the HUD insured and conventional long-term mortgage process.

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     5.2  SELLERS' CONDITIONS. The obligations of Sellers to close hereunder on the Closing Date are subject to the fulfillment at or prior to the Closing Date of each of the following conditions:

          5.2.1 The representations and warranties of INBI contained herein shall be true and correct in all material respects on the Closing date with the same force and effect as though such representations and warranties had been made on and as of the Closing Date.

          5.2.2 INBI shall have performed and complied with all material terms, covenants, and conditions of this Agreement to be performed or complied with by it on or before the Closing Date.

6    CLOSING.

     6.1 CLOSING. The closing under this Agreement shall take place in the offices of Paine Hamblen Coffin Brooke & Miller at 4:00 p.m. PST, February 27, 1998 (the "Closing Date"), or such other place and time as the parties hereto shall agree upon.

     6.2 DELIVERY. On the Closing Date, each party shall deliver to the other all funds, documents, and stock certificates required by the provisions of this Agreement to effectuate the transaction described herein. Sellers shall deliver certificates representing all issued and outstanding shares of the Company, duly endorsed in favor of INBI, to Company to be reissued in the name of INBI. INBI shall issue and deliver to the Sellers certificates evidencing the Shares with the restrictive legend set forth in Section 3.4, in accordance with
          Section 1.1, and shall pay the sum required under Section 1.2.

     6.3 RESIGNATIONS. On the Closing Date all directors of the Company shall deliver their resignations from the Board of Directors of the Company to INBI, and all officers of the Company shall deliver their resignations as officers of the Company to INBI.

7    GENERAL PROVISIONS.

     7.1 INDEMNIFICATION. The Sellers and INBI shall indemnify, defend and hold harmless the other against and in respect of all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorneys fees, that the other shall incur or suffer, which arises, results from or relates to any breach of any of the representations, warranties or covenants in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished under this Agreement. The party seeking indemnification shall properly notify the other party of any claim, demand or matter known to it to which the indemnification obligations would apply, and shall give the other party a reasonable opportunity to defend the same at its own expense and with counsel of its own selection; provided, however, that the party seeking indemnification shall at all times also have the right to fully participate in the defense at its own expense. If the party against whom the indemnification is sought shall, within a reasonable time after notice, fail to defend or pay, the party seeking indemnification shall have the right, but not the obligation, to undertake the defense of and to compromise or settle (exercising reasonable business judgment) the claim or other matter on behalf of, for the account of and at the risk of the other party. If the claim is one that cannot by its nature be defended solely by the party giving notice (including, without limitation, any federal or state tax proceeding), then the other party shall make available all information and assistance that the notifying party may reasonably request. This indemnity shall survive the Closing Date.

     7.2 IMPLEMENTATION. The parties covenant and agree that they shall execute or cause to be executed any and all further instruments and documents and will perform or will cause to be performed any and all further acts necessary to accomplish the transactions herein contemplated.

     7.3 MATERIALITY. The parties hereto agree that all representations, covenants, and warranties of Sellers and INBI herein are material.

     7.4 WAIVERS. No waiver by INBI of any provision of this Agreement shall be construed as a future waiver of the same or other rights of INBI arising from this Agreement.

     7.5 TIME OF ESSENCE. Time shall be of the essence of each and every provision of this Agreement.

     7.6 SUCCESSORS IN INTEREST. This Agreement shall be binding upon and inure to the benefit of the successors in interest of the parties hereto.

     7.7 NOTICES. Any notice, request, or other document to be given under this Agreement after the date hereof by any party hereto to any other shall be in writing and shall be delivered personally or sent by mail, postage prepaid,

          if to Sellers at         711 E. Third Ave.
                                   Spokane, WA 99202

          and if to INBI at:       The Paulsen Center
                                   421 W. Riverside Ave.
                                   Spokane, WA 99201-0403.

                                   ATT: President

     7.8 SURVIVAL. The parties agree that the representations, warranties and covenants contained in this Agreement shall survive the Closing Date.

     7.9 VENUE AND ATTORNEYS' FEES. In the event that suit be brought to enforce any of the provisions of this Agreement, the parties agree that the law of the State of Washington shall govern, and that venue shall be laid in Spokane County, Washington. In the event of any such suit, the prevailing party shall be entitled to its reasonable costs of suit, including attorneys' fees, both at trial and upon appeal.

     7.10 SCHEDULES. Any schedules attached to this Agreement are incorporated herein by the respective references in this Agreement as though fully set forth herein.

     7.11 MERGER. This Agreement contains the complete and final agreement of the parties hereto and is intended as an exclusive statement of their intent and incorporates and supersedes all prior and contemporaneous negotiations and agreements, including the Letter dated January 15, 1998 and accepted by the Sellers and the Company on January 20, 1998, and it may not be supplemented or modified by evidence, either oral or written, of any such matters, or by course of dealing, but only upon the written agreement of all parties hereto.

     7.12 COUNTERPARTS. For the convenience of the parties hereto, this Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     7.13 EXPENSES. Whether or not the transaction contemplated in this Agreement is consummated, each of the Sellers, the Company and INBI will bear its own expenses for legal, accounting and other professional fees incurred in connection therewith, except as otherwise specifically provided in this Agreement.

     7.14 BROKERS. The Company and INBI agree to indemnify and hold the other harmless from any brokerage, finders, investment bankers or financial advisors fees and expenses arising for their respective accounts with respect to the transaction described herein.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

                         INLAND NORTHWEST BANCORPORATION INC.


                         By: /s/ F.M. Schunter
                            -----------------------------------------
                              F.M. Schunter, President



                         HEGE COMPANY INC. dba CREATIVE MORTGAGES


                         By: /s/ Cheryl L. Ries
                            -----------------------------------------
                              Cheryl L. Ries, President


                         SELLERS:

                         /s/ Cheryl L. Ries
                         ---------------------------------------------
                         Cheryl L. Ries


                         /s/ Karen J. Linzenmeyer
                         ---------------------------------------------
                         Karen J. Linzenmeyer


                         /s/ Linda R. Carabin
                         ---------------------------------------------
                         Linda R. Carabin


                         /s/ Brenda F. Blair
                         ---------------------------------------------
                         Brenda F. Blair

                     SCHEDULE A-LIABILITIES AND LITIGATION


1. Balance due on the personal indebtedness incurred by the Sellers in connection          $       147,000
   with the repayment by the Company of monies incorrectly received from an investor mortgagee during the fiscal year ended November 30, 1994.
2. Rent due under real property lease dated August 1, 1991 with Joseph G. Ward as           1998 - $23,900
   landlord with respect to premises consisting of approximately 3,300 square feet on       1999 - $26,400
   the first floor of the building located at E. 711 Third Avenue in Spokane,               2000 - $26,950
   Washington. (Does not include real property taxes, utilities, insurance or               2001 - $26,950
   maintenance paid by tenant under the lease)                                              2002 - $24,750

3. Notes due Shareholders.
Face Amounts -   Cheryl Ries - $55,695.77 @ 7%
                 Karen Linzenmeyer - $55,695.77 @ 7%
                 Linda Carabin - $33,536.18 @ 7%
                 Brenda Blair - $25,153.28 @ 7%                                             $        8,003
4. Copier leases                                                                            1998 - $10,200
                                                                                            1999 - $10,200
5. Civil Action (Raney v. Hansen, Howes and Hege Company, Inc.)                             $            0


                     SCHEDULE B-TANGIBLE PERSONAL PROPERTY

SEE ATTACHED SCHEDULE


                                                 Hege Company, Inc. dba Creative Mortgage                                       Page
Client:                                                   Depreciation Report                                               02/04/98
Type: Book                                          For the 12 Months Ended 11/30/97                                         10:38:5
------------------------------------------------------------------------------------------------------------------------------------
Service  Cls   Life Meth    Orig Cost      Adj Basis        Salvage      Prior Accum    Current      AFT/Sec. 179         Total Depr
------------------------------------------------------------------------------------------------------------------------------------
15-15-0000 Office Equipment

15-15-0001 Copy Machine-Panasonic
 3/01/87  5     5y   a      2,755.00           .00            .00          2,755.00       .00             .00              2,755.00
15-15-0002 Postage Scale
11/01/87  5     5y   a        404.00           .00            .00            404.00       .00             .00                404.00
15-15-0003 Desk & Chairs
 8/01/88  5     5y   a        366.00           .00            .00            366.00       .00             .00                366.00
15-15-0004 Typewriter - Royal
 9/01/88  5     5y   a        375.00           .00            .00            375.00       .00             .00                375.00
15-15-0005 Microwave
 9/01/88  5     5y   a        240.00           .00            .00            240.00       .00             .00                240.00
15-15-0006 Refrigerator
 9/01/88  5     5y   a        248.00           .00            .00            248.00       .00             .00                248.00
15-15-0007 Credonza - walnut
 9/01/88  5     5y   a        137.00           .00            .00            137.00       .00             .00                137.00
15-15-0008 Computer Desk
 9/01/88  5     5y   a        248.00           .00            .00            248.00       .00             .00                248.00
15-15-0009 Typewriter, Royal brand
 4/01/90  5     5y   a        835.00           .00            .00            834.67       .00             .00                834.67
15-15-0010 Typewriter, Canon Brand
 5/01/90  5     5y   a        861.00           .00            .00            859.95       .00             .00                859.95
15-15-0011 Typewriter, AP110-11
 7/01/90  5     5y   a        754.00           .00            .00            753.77       .00             .00                753.77
15-15-0013 Telephone Lines (x2)
 1/28/92  5     5y   a        448.00           .00            .00            433.80     14.20             .00                448.00
15-15-0014 Computer Software, Dynatek
 2/26/92  5     5y   a     17,732.00           .00         887.00         16,845.20       .00             .00             16,845.20
15-15-0015 Computer Hardware, Network
 3/11/92  5     5y   a     16,184.00           .00         809.00         15,375.40       .00             .00             15,375.40
15-15-0016 Computer Lines
 3/11/92  5     5y   a        731.00           .00            .00            696.60     36.40             .00                731.00
15-15-0017 Computer Monitors (x3) VGA
 3/11/92  5     5y   a        842.00           .00            .00            799.20     42.10             .00                841.30
15-15-0018 Printer - LaserJet III
 3/11/92  5     5y   a      1,643.00           .00            .00          1,560.80     62.15             .00              1,642.95
15-15-0019 Printer LaserJet IIIEI
 3/11/92  5     5y   a      3,815.00           .00         191.00          3,624.00       .00             .00              3,624.00
15-15-0020 Printer LaserJet IIIGI
 3/11/92  5     5y   a      3,815.00           .00         191.00          3,624.00       .00             .00              3,624.00
15-15-0021 Software WordPerfect 5.1
 3/11/92  5     5y   a      2,551.00           .00            .00          2,423.60    127.40             .00              2,551.00
15-15-0022 Network Structure
 4/02/92  5     5y   a      7,236.00           .00         482.00          6,753.60       .40             .00              6,754.00
15-15-0023 Modem
 4/22/92  5     5y   a        378.00           .00            .00            346.80     31.20             .00                378.00
15-15-0024 Computer Marketing Department
10/06/92  5     5y   a      4,031.00           .00         672.00          3,358.60       .40             .00              3,359.00
15-15-0025 All Rega Software
12/02/92  5     5y   a        420.00           .00            .00            336.00     84.00             .00                420.00
15-15-0026 Server Hard Drive
11/02/94  5     5y   a        440.00           .00            .00            187.08     89.80             .00                276.88
15-15-0027 Mannermann Tally Printer
 5/26/93  5     5y   a        750.00           .00            .00            525.00    150.00             .00                675.00

                             SCHEDULE C-INTANGIBLES

NONE

                              SCHEDULE D-SOFTWARE


Dynatek
Word Perfect 5.1
All Regs

                              SCHEDULE E-CONTRACTS

REAL PROPERTY LEASE dated August 1, 1991 with Joseph G. Ward - 3,300 square feet on the first floor of the building located at E. 711 Third Avenue in Spokane, Washington.

EMPLOYMENT AGREEMENTS
1.   M. Patricia Bogenreif - April 1, 1994
2.   RoseAnn M. Lindsey (Smith) - March 3, 1991
3.   Steve Yrigoyen - January 9, 1998

NOTES DUE SHAREHOLDERS
1.   Cheryl Ries - $55,695.77 @ 7%
2.   Karen Linzenmeyer - $55,695.77 @ 7%
3.   Linda Carabin - $33,536.18 @ 7%
4.   Brenda Blair - $25,153.28 @ 7%

COPIER LEASES
1.   Alco Capital Associates - 1/11/95 (60 mo @ $179/mo)
2.   Automated Office Systems - 1/23/95 (60 mo @ $671/mo)

CORRESPONDENT/BROKER AGREEMENTS
1.   Mortgage Loan Origination Agreement for Brokers - WESTMARK MORTGAGE
     CORPORATION
2.   Correspondent Agreement - WESTERN SUNRISE MORTGAGE
3. Mortgage Origination Agreement - WASHINGTON STATE HOUSING FINANCE COMMISSION HOME OWNERSHIP PROGRAM
4.   Broker Agreement - UNICOR MORTGAGE
5.   Mortgage Broker Agreement - TREO FUNDING
6.   Sale Agreement for Purchase of mortgage Loans - THE MORTGAGE AUTHORITY
7.   Broker/Lender Agreement - RESIDENTIAL MONEY CENTERS, INC.
8.   Approval letter dated 12/10/97 - RESOURCE BANCSHARES MORTGAGE GROUP, INC.
9.   Wholesale Broker Agreement - QUALITY MORTGAGE USA, INC.
10. VA Authorized Agent/Sponsored HUD Loan Correspondent Agreement - NORTH AMERICAN MORTGAGE COMPANY
11.  Broker Agreement - NORTH AMERICAN MORTGAGE COMPANY
12.  Approval letter dated 12/19/95 - THE MONEY STORE
13.  Broker Agreement - METWEST MORTGAGE SERVICES, INC.
14.  Agreement from Originating Broker to Meritage - MERITAGE MORTGAGE
     CORPORATION
15.  Broker Agreement - LONG BEACH MORTGAGE COMPANY
16.  Loan Broker Agreement - GUARANTY HOME EQUITY CORPORATION
17.  Loan Brokerage Agreement - FORD CONSUMER FINANCE COMPANY
18. Broker Agreement - FIRST NATIONAL MORTGAGE EXCHANGE, INC. D/B/A FIRST COLONY FINANCIAL GROUP AND D/B/A FINAMEX FINANCIAL, INC.
19.  Agreement - ERISA DIVERSIFIED SERVICES, INC.
20.  Loan Brokerage Agreement - DIVERSIFIED FUNDING, INC.
21.  Broker Agreement - COUNTRYWIDE FUNDING CORPORATION

22.  Corespondent/Broker Agreement - THE CORNERSTONE FINANCIAL GROUP, INC.
23. Eligibility letter dated 10/9/97 - CARL I. BROWN MORTGAGE (FT MORTGAGE COMPANIES)
24.  Wholesale Correspondent Agreement - FT MORTGAGE COMPANIES
25.  Broker Approval Form - BMAC
26.  Broker Agreement - ASHLAND MORTGAGE CORPORATION
27.  Broker Agreement - ALLIANCE BANCORP
28.  Settlement Service Provider Agreement - ADVANTA FINANCE CORP.
29.  Mortgage Origination Agreement - ACCREDITED HOME LENDERS

                         SCHEDULE F-EMPLOYMENT MATTERS

SEE ATTACHED SCHEDULES
     Cheryl Ries
     Karen Linzenmeyer
     Linda Carabin
     Brenda Blair
     M. Patricia Bogenreif
     RoseAnn M. Lindsey (Smith)
     Steve Yrigoyen
     Sandra E. Solomon
     Kevin Blair
     Karen J. Merritt


Date: 12/30/97                                          HEGE COMPANY, INC.                                             Page no. 1
Time:  7:14 AM                                          711 E. THIRD AVENUE
                                                        SPOKANE, WA  99202


                                                E m p l o y e e   D i r e c t o r y

---- Employee Data ----------------------------------------------------------------------------  ---- Dates ------------------------
Code         019                        Name           STEVEN J. TRIGOTEM                        Birth             11/10/53
Address      S. 1422 ROBINHOOD                                                                   Hire               03/01/89  1/9/98
City         SPOKANE                    State          WA   Zip 99206                            Raise
Phone        (509) 926-0308             S.S.#          ###-##-####                               Review
Sex          Male                       Marital Status   Single                                  Promotion
Origin                                  Memo                                                     Termination
---- Payment Information -----------------------------------------------------------------------------------------------------------
Dept                $     SALARIED                               Vacation:    Monthly
Title               LOAN OFFICER                                 Date                    Accrued      0.000    Max  160.000
Pay Suspended     No           Direct Deposit   No               Hours      0.000        Paid         0.000
Frequency         Semimonthly
Pay Type          Salary                                         Sick Time:   Monthly
    Amount        Overtime 1       Overtime 2                    Date                    Accrued      0.000    Max   80.000
      0.00              0.00             0.00                    Hours      0.000        Paid         0.000
---- Tax Information ---------------------------------------------------------------------------------------------------------------
Exempt:       SOC SEC.   No             MCARE   No             FUTA     No               SUI  No
Fed Filing Status   1                                      Allowances   S   Additional Withholding  $   0.00 EIC   D
State 1  Tax Table  65     WASHINGTON                      Allowances   O   Additional Withholding  $   0.00 Medi  #   O   $   0.00
State 2  Tax Table                                         Allowances   O   Additional Withholding  $   0.00 Medi  #   O   $   0.00
Calc Sui Tax Table  65     WASHINGTON
Calculate Sate WH based on the State Wages Were Earned?   No
Local 1 Tax Table      0                           GEN    No                Additional Withholding  $   0.00
Local 2 Tax Table      0                           GEN    No                Additional Withholding  $   0.00
Local 3 Tax Table      0                           GEN    No                Additional Withholding  $   0.00
Local 4 Tax Table      0                           GEN    No                Additional Withholding  $   0.00
---- Standard Earnings -------------------------------------------------------------------------------------------------------------
Description                                                          Month            Quarter           Year            Next
Total Wages                                                           0.00             0.00          12830.13           0.00
Federal Taxable Wages                                                 0.00             0.00          12188.62           0.00
Social Security Taxable Wages                                         0.00             0.00          12830.13           0.00
Medicare Taxable Wages                                                0.00             0.00          12830.13           0.00
FUTA Taxable Wages                                                    0.00             0.00           7000.00           0.00
State 1 Taxable Wages                                                 0.00             0.00              0.00           0.00
State 2 Taxable Wages                                                 0.00             0.00              0.00           0.00
SUI Taxable Wages                                                     0.00             0.00          12830.13           0.00
SDI Taxable Wages                                                     0.00             0.00              0.00           0.00
Local 1 Taxable Wages                                                 0.00             0.00              0.00           0.00
Local 2 Taxable Wages                                                 0.00             0.00              0.00           0.00
Local 3 Taxable Wages                                                 0.00             0.00              0.00           0.00
Local 4 Taxable Wages                                                 0.00             0.00              0.00           0.00
Tips                                                                  0.00             0.00              0.00           0.00
EIC                                                                   0.00             0.00              0.00           0.00
---- User Defined Earnings ---------------------------------------------------------------------------------------------------------
Code   Description         Frq         Amt                           Month            Quarter           Year            Next
12     COMMISSION           S        0.0000                           0.00             0.00          12830.13           0.00
13     BONUSES              S        0.0000                           0.00             0.00              0.00           0.00


Date: 12/30/97                                          HEGE COMPANY, INC.                                                Page no. 1
Time:  7:13 AM                                          711 E. THIRD AVENUE
                                                        SPOKANE, WA  99202


                                                E m p l o y e e   D i r e c t o r y

---- Employee Data ----------------------------------------------------------------------------  ---- Dates ------------------------
Code         030                        Name    SANDRA E. SOLOMON                                Birth       03/05/53
Address      1010 W. HOLTOKE                                                                     Hire        12/01/92
City         SPOKANE                    State   WA  ZIP  99208                                   Raise       07/01/93
Phone        (509) 327-5328             S.S.#   ###-##-####                                      Review      07/01/94
Sex          Female                     Marital Status   Married                                 Promotion
Origin                                  Memo                                                     Termination
---- Payment Information -----------------------------------------------------------------------------------------------------------
Dept                $     SALARIED                               Vacation:    Weekly
Title               LOAN CLOSER                                  Date                    Accrued      0.000    Max  160.000
Pay Suspended     No           Direct Deposit   No               Hours        0.000      Paid         0.000
Frequency         Semimonthly
Pay Type          Salary                                         Sick Time:   WEEKLY
    Amount        Overtime 1       Overtime 2                    Date                    Accrued      0.000    Max   80.000
  20400.00              0.00             0.00                    Hours          0.000    Paid         0.000
---- Tax Information ---------------------------------------------------------------------------------------------------------------
Exempt:       SOC SEC.   No             MCARE   No             FUTA     No               SUI  No
Fed Filing Status   3                                      Allowances   O   Additional Withholding  $   0.00 EIC   0
State 1  Tax Table  65     WASHINGTON                      Allowances   O   Additional Withholding  $   0.00 Medi  #   O   $   0.00
State 2  Tax Table                                         Allowances   O   Additional Withholding  $   0.00 Medi  #   O   $   0.00
Calc Sui Tax Table  65     WASHINGTON
Calculate State WH based on the State Wages Were Earned?   No
Local 1 Tax Table      0                           GEN    No                Additional Withholding  $   0.00
Local 2 Tax Table      0                           GEN    No                Additional Withholding  $   0.00
Local 3 Tax Table      0                           GEN    No                Additional Withholding  $   0.00
Local 4 Tax Table      0                           GEN    No                Additional Withholding  $   0.00
---- Standard Earnings -------------------------------------------------------------------------------------------------------------
Description                                                          Month            Quarter           Year            Next
Total Wages                                                           0.00            5850.00         26183.29          0.00
Federal Taxable Wages                                                 0.00            5674.50         25397.79          0.00
Social Security Taxable Wages                                         0.00            5850.00         26183.29          0.00
Medicare Taxable Wages                                                0.00            5850.00         26183.29          0.00
FUTA Taxable Wages                                                    0.00               0.00          7000.00          0.00
State 1 Taxable Wages                                                 0.00               0.00             0.00          0.00
State 2 Taxable Wages                                                 0.00               0.00             0.00          0.00
SUI Taxable Wages                                                     0.00             966.71         21300.00          0.00
SDI Taxable Wages                                                     0.00               0.00             0.00          0.00
Local 1 Taxable Wages                                                 0.00               0.00             0.00          0.00
Local 2 Taxable Wages                                                 0.00               0.00             0.00          0.00
Local 3 Taxable Wages                                                 0.00               0.00             0.00          0.00
Local 4 Taxable Wages                                                 0.00               0.00             0.00          0.00
Tips                                                                  0.00               0.00             0.00          0.00
EIC                                                                   0.00               0.00             0.00          0.00
---- User Defined Earnings ---------------------------------------------------------------------------------------------------------
Code   Description         Frq         Amt                           Month            Quarter             Year          Next
13     BONUSES              S        0.0000                           0.00               0.00             0.00          0.00
14     OVERRIDE             S        0.0000                           0.00             750.00          5783.29          0.00


Date: 12/30/97                                          HEGE COMPANY, INC.                                                Page no. 1
Time:  6:46 AM                                          711 E. THIRD AVENUE
                                                        SPOKANE, WA  99202


                                                E m p l o y e e   D i r e c t o r y

---- Employee Data ----------------------------------------------------------------------------  ---- Dates ------------------------
Code       001                          Name            BRENDA F. BLAIR                          Birth        01/24/61
Address    RT 1 Box 75                                                                           Hire         03/01/89
City       DAVENPORT                    State           WA    Zip 99122                          Raise        01/01/92
Phone      (509) 328-4917               S.S.#           ###-##-####                              Review       09/01/91
Sex        Female                       Marital Status       Married                             Promotion
Origin                                  Memo                                                     Termination
---- Payment Information -----------------------------------------------------------------------------------------------------------
Dept                $     SALARIED                               Vacation:      Semimonthly
Title               LOAN PROCESSOR/ASST SECRETARY                Date                    Accrued      0.000    Max  160.000
Pay Suspended     No           Direct Deposit   No               Hours      0.00         Paid         0.000
Frequency         Semimonthly
Pay Type          Salary                                         Sick Time:     Semimonthly
    Amount        Overtime 1       Overtime 2                    Date                    Accrued      0.000    Max   80.000
  30840.00/yr           0.00             0.00                    Hours      0.00         Paid         0.000
---- Tax Information ---------------------------------------------------------------------------------------------------------------
Exempt:       SOC SEC.   No             MCARE   No             FUTA     No               SUI  No
Fed Filing Status   3                                      Allowances   2   Additional Withholding  $   0.00 EIC   0
State 1  Tax Table  65     WASHINGTON                      Allowances   O   Additional Withholding  $   0.00 Medi  #   O   $   0.00
State 2  Tax Table                                         Allowances   O   Additional Withholding  $   0.00 Medi  #   O   $   0.00
Calc Sui Tax Table  65     WASHINGTON
Calculate State WH based on the State Wages Were Earned?   No
Local 1 Tax Table      0                           GEN    No                Additional Withholding  $   0.00
Local 2 Tax Table      0                           GEN    No                Additional Withholding  $   0.00
Local 3 Tax Table      0                           GEN    No                Additional Withholding  $   0.00
Local 4 Tax Table      0                           GEN    No                Additional Withholding  $   0.00
---- Standard Earnings -------------------------------------------------------------------------------------------------------------
Description                                                          Month            Quarter           Year            Next
Total Wages                                                           0.00            7710.00       30840.00            0.00
Federal Taxable Wages                                                 0.00            7555.80       30223.20            0.00
Social Security Taxable Wages                                         0.00            7710.00       30840.00            0.00
Medicare Taxable Wages                                                0.00            7710.00       30840.00            0.00
FUTA Taxable Wages                                                    0.00               0.00        7000.00            0.00
State 1 Taxable Wages                                                 0.00               0.00           0.00            0.00
State 2 Taxable Wages                                                 0.00               0.00           0.00            0.00
SUI Taxable Wages                                                     0.00               0.00       21300.00            0.00
SDI Taxable Wages                                                     0.00               0.00           0.00            0.00
Local 1 Taxable Wages                                                 0.00               0.00           0.00            0.00
Local 2 Taxable Wages                                                 0.00               0.00           0.00            0.00
Local 3 Taxable Wages                                                 0.00               0.00           0.00            0.00
Local 4 Taxable Wages                                                 0.00               0.00           0.00            0.00
Tips                                                                  0.00               0.00           0.00            0.00
EIC                                                                   0.00               0.00           0.00            0.00
---- User Defined Earnings ---------------------------------------------------------------------------------------------------------
Code   Description         Frq         Amt                           Month            Quarter           Year            Next
12     COMMISSION           S        0.0000                           0.00               0.00           0.00            0.00
13     BONUSES              S        0.0000                           0.00               0.00           0.00            0.00
14     OVERRIDE             S        0.0000                           0.00               0.00           0.00            0.00


Date: 12/30/97                                          HEGE COMPANY, INC.                                                Page no. 3
Time:  6:46 AM                                          711 E. THIRD AVENUE
                                                        SPOKANE, WA  99202


                                                E m p l o y e e   D i r e c t o r y

---- Employee Data ----------------------------------------------------------------------------  ---- Dates ------------------------
Code        002                         Name     KEVIN BLAIR                                     Birth           04/30/64
Address     RT 1 BOX 75                                                                          Hire            03/16/90
City        DAVENPORT                   State    WA    Zip   99122                               Raise           09/01/93
Phone       (509) 328-4917              S.S.#    ###-##-####                                     Review          09/30/94
Sex         Male                        Marital Status      Married                              Promotion
Origin                                  Memo                                                     Termination
---- Payment Information -----------------------------------------------------------------------------------------------------------
Dept                $     SALARIED                               Vacation:      Weekly
Title               ADMIN ASST                                   Date       07/21/94     Accrued      0.000    Max  160.000
Pay Suspended     No           Direct Deposit   No               Hours         0.000     Paid         0.000
Frequency         Semimonthly
Pay Type          Salary                                         Sick Time:     Weekly
    Amount        Overtime 1       Overtime 2                    Date                    Accrued      0.000    Max   80.000
  16800.00/yr.          0.00             0.00                    Hours          0.00     Paid         0.000
---- Tax Information ---------------------------------------------------------------------------------------------------------------
Exempt:       SOC SEC.   No             MCARE   No             FUTA     No               SUI  No
Fed Filing Status   3                                      Allowances   2   Additional Withholding  $   0.00 EIC   0
State 1  Tax Table  65     WASHINGTON                      Allowances   O   Additional Withholding  $   0.00 Medi  #   O   $   0.00
State 2  Tax Table                                         Allowances   O   Additional Withholding  $   0.00 Medi  #   O   $   0.00
Calc Sui Tax Table  65     WASHINGTON
Calculate State WH based on the State Wages Were Earned?  No
Local 1 Tax Table      0                           GEN    No                Additional Withholding  $   0.00
Local 2 Tax Table      0                           GEN    No                Additional Withholding  $   0.00
Local 3 Tax Table      0                           GEN    No                Additional Withholding  $   0.00
Local 4 Tax Table      0                           GEN    No                Additional Withholding  $   0.00
---- Standard Earnings -------------------------------------------------------------------------------------------------------------
Description                                                          Month            Quarter           Year            Next
Total Wages                                                           0.00            4950.00         22583.29          0.00
Federal Taxable Wages                                                 0.00            4603.50         21002.45          0.00
Social Security Taxable Wages                                         0.00            4950.00         22583.29          0.00
Medicare Taxable Wages                                                0.00            4950.00         22583.29          0.00
FUTA Taxable Wages                                                    0.00               0.00          7000.00          0.00
State 1 Taxable Wages                                                 0.00               0.00             0.00          0.00
State 2 Taxable Wages                                                 0.00               0.00             0.00          0.00
SUI Taxable Wages                                                     0.00            3666.71         21300.00          0.00
SDI Taxable Wages                                                     0.00               0.00             0.00          0.00
Local 1 Taxable Wages                                                 0.00               0.00             0.00          0.00
Local 2 Taxable Wages                                                 0.00               0.00             0.00          0.00
Local 3 Taxable Wages                                                 0.00               0.00             0.00          0.00
Local 4 Taxable Wages                                                 0.00               0.00             0.00          0.00
Tips                                                                  0.00               0.00             0.00          0.00
EIC                                                                   0.00               0.00             0.00          0.00
---- User Defined Earnings ---------------------------------------------------------------------------------------------------------
Code   Description         Frq         Amt                           Month            Quarter           Year            Next
14     OVERRIDE             S        0.0000                           0.00             750.00          5783.29          0.00
13     BONUSES              S        0.0000                           0.00               0.00             0.00          0.00


Date: 12/30/97                                          HEGE COMPANY, INC.                                              Page no.  1
Time:  7:13 AM                                          711 E. THIRD AVENUE
                                                        SPOKANE, WA  99202


                                                E m p l o y e e   D i r e c t o r y

---- Employee Data ----------------------------------------------------------------------------  ---- Dates ------------------------
Code      037                           Name         M. PATRICIA BOGENRIEF                       Birth     03/09/44
Address   1216 E. BALDWIN AVENUE                                                                 Hire      04/01/94
City      SPOKANE                       State        WA      Zip  99207                          Raise
Phone     (509) 483-1227                S.S.#        ###-##-####                                 Review
Sex       Female                        Marital Status       Single                              Promotion
Origin                                  Memo                                                     Termination
---- Payment Information -----------------------------------------------------------------------------------------------------------
Dept                $     SALARIED                               Vacation:  WEEKLY
Title               LOAN OFFICER                                 Date                    Accrued      0.000    Max  160.000
Pay Suspended     No           Direct Deposit   No               Hours      0.000        Paid         0.000
Frequency         Semimonthly
Pay Type          Salary                                         Sick Time: WEEKLY
    Amount        Overtime 1       Overtime 2                    Date                    Accrued      0.000    Max   80.000
      0.00              0.00             0.00                    Hours      0.000        Paid         0.000
---- Tax Information ---------------------------------------------------------------------------------------------------------------
Exempt:       SOC. SEC.  No             MCARE   No             FUTA     No               SUI  No
Fed Filing Status                                          Allowances  99   Additional Withholding  $ 410.05 EIC   D
State 1  Tax Table  65     WASHINGTON                      Allowances   O   Additional Withholding  $   0.00 Medi  #   O   $   0.00
State 2  Tax Table                                         Allowances   O   Additional Withholding  $   0.00 Medi  #   O   $   0.00
Calc Sui Tax Table  65     WASHINGTON
Calculate State WH based on the State Wages Were Earned?  No
Local 1 Tax Table      0                           GEN    No                Additional Withholding  $   0.00
Local 2 Tax Table      0                           GEN    No                Additional Withholding  $   0.00
Local 3 Tax Table      0                           GEN    No                Additional Withholding  $   0.00
Local 4 Tax Table      0                           GEN    No                Additional Withholding  $   0.00
---- Standard Earnings -------------------------------------------------------------------------------------------------------------
Description                                                          Month            Quarter           Year            Next
Total Wages                                                           0.00            9338.66         30700.08          0.00
Federal Taxable Wages                                                 0.00            9151.88         29945.88          0.00
Social Security Taxable Wages                                         0.00            9338.66         30700.08          0.00
Medicare Taxable Wages                                                0.00            9338.66         30700.08          0.00
FUTA Taxable Wages                                                    0.00               0.00          7000.00          0.00
State 1 Taxable Wages                                                 0.00               0.00             0.00          0.00
State 2 Taxable Wages                                                 0.00               0.00             0.00          0.00
SUI Taxable Wages                                                     0.00               0.00         21300.00          0.00
SDI Taxable Wages                                                     0.00               0.00             0.00          0.00
Local 1 Taxable Wages                                                 0.00               0.00             0.00          0.00
Local 2 Taxable Wages                                                 0.00               0.00             0.00          0.00
Local 3 Taxable Wages                                                 0.00               0.00             0.00          0.00
Local 4 Taxable Wages                                                 0.00               0.00             0.00          0.00
Tips                                                                  0.00               0.00             0.00          0.00
EIC                                                                   0.00               0.00             0.00          0.00
---- User Defined Earnings ---------------------------------------------------------------------------------------------------------
Code   Description         Frq         Amt                           Month            Quarter           Year            Next
12     COMMISSION           S        0.0000                           0.00            9338.66         30700.08          0.00
13     BONUSES              S        0.0000                           0.00               0.00             0.00          0.00


Date: 12/30/97                                          HEGE COMPANY, INC.                                                Page no. 5
Time:  6:46 AM                                          711 E. THIRD AVENUE
                                                        SPOKANE, WA  99202


                                                E m p l o y e e   D i r e c t o r y

---- Employee Data ----------------------------------------------------------------------------  ---- Dates ------------------------
Code       003                          Name     LINDA R. CARABIN                                Birth          06/22/48
Address    17805 E. CATALDO                                                                      Hire           03/01/89
City       GREENACRES                   State    WA    ZIP  99016                                Raise          01/01/92
Phone      (509) 924-1176               S.S.#    ###-##-####                                     Review         09/01/91
Sex        female                       Marital Status  Married                                  Promotion
Origin                                  Memo                                                     Termination
---- Payment Information -----------------------------------------------------------------------------------------------------------
Dept                $     SALARIED                               Vacation:      Weekly
Title               CLOSER/OPERATIONS MANAGER                    Date                    Accrued      0.000    Max  160.000
Pay Suspended     No           Direct Deposit   No               Hours          0.000    Paid         0.000
Frequency         Semimonthly
Pay Type          Salary                                         Sick Time:     Monthly
    Amount        Overtime 1       Overtime 2                    Date                    Accrued      0.000    Max   80.000
  37740.00              0.00             0.00                    Hours          0.000    Paid         0.000
---- Tax Information ---------------------------------------------------------------------------------------------------------------
Exempt:       SOC. SEC.  No             MCARE   No             FUTA     No               SUI  No
Fed Filing Status   2                                      Allowances   o   Additional Withholding  $   0.00 EIC   D
State 1  Tax Table  65     WASHINGTON                      Allowances   o   Additional Withholding  $   0.00 Medi  #   O   $   0.00
State 2  Tax Table                                         Allowances   o   Additional Withholding  $   0.00 Medi  #   O   $   0.00
Calc Sui Tax Table  65     WASHINGTON
Calculate State WH based on the State Wages Were Earned?  No
Local 1 Tax Table      0                           GEN    No                Additional Withholding  $   0.00
Local 2 Tax Table      0                           GEN    No                Additional Withholding  $   0.00
Local 3 Tax Table      0                           GEN    No                Additional Withholding  $   0.00
Local 4 Tax Table      0                           GEN    No                Additional Withholding  $   0.00
---- Standard Earnings -------------------------------------------------------------------------------------------------------------
Description                                                          Month            Quarter           Year            Next
Total Wages                                                           0.00           10030.00       39035.00            0.00
Federal Taxable Wages                                                 0.00            9622.83       35727.33            0.00
Social Security Taxable Wages                                         0.00           10030.00       39035.00            0.00
Medicare Taxable Wages                                                0.00           10030.00       39035.00            0.00
FUTA Taxable Wages                                                    0.00               0.00        7000.00            0.00
State 1 Taxable Wages                                                 0.00               0.00           0.00            0.00
State 2 Taxable Wages                                                 0.00               0.00           0.00            0.00
SUI Taxable Wages                                                     0.00               0.00       21300.00            0.00
SDI Taxable Wages                                                     0.00               0.00           0.00            0.00
Local 1 Taxable Wages                                                 0.00               0.00           0.00            0.00
Local 2 Taxable Wages                                                 0.00               0.00           0.00            0.00
Local 3 Taxable Wages                                                 0.00               0.00           0.00            0.00
Local 4 Taxable Wages                                                 0.00               0.00           0.00            0.00
Tips                                                                  0.00               0.00           0.00            0.00
EIC                                                                   0.00               0.00           0.00            0.00
---- User Defined Earnings ---------------------------------------------------------------------------------------------------------
Code   Description         Frq         Amt                           Month            Quarter           Year            Next
14     OVERRIDE             S        0.0000                           0.00             595.00        1295.00            0.00
15     BONUSES              S        0.0000                           0.00               0.00           0.00            0.00


Date: 12/30/97                                          HEGE COMPANY, INC.                                                Page no. 5
Time:  7:14 AM                                          711 E. THIRD AVENUE
                                                        SPOKANE, WA  99202


                                                E m p l o y e e   D i r e c t o r y

---- Employee Data ----------------------------------------------------------------------------  ---- Dates ------------------------
Code        016                         Name   ROSEANN H. LINDSEY                                Birth          12/10/38
Address     2511 W. ROSEWOOD AVE.                                                                Hire           09/11/89
City        SPOKANE                     State   WA    Zip   99208                                Raise
Phone       (509) 325-8351              S.S.#   ###-##-####                                      Review
Sex         Female                      Marital Status    single                                 Promotion
Origin                                  Memo                                                     Termination
---- Payment Information -----------------------------------------------------------------------------------------------------------
Dept                $     SALARIED                               Vacation:    Weekly
Title               LOAN OFFICER                                 Date                    Accrued      0.000    Max  160.000
Pay Suspended     No           Direct Deposit   No               Hours        0.000      Paid         0.000
Frequency         Semimonthly
Pay Type          Salary                                         Sick Time:   Weekly
    Amount        Overtime 1       Overtime 2                    Date                    Accrued      0.000    Max   80.000
      0.00              0.00             0.00                    Hours        0.000      Paid         0.000
---- Tax Information ---------------------------------------------------------------------------------------------------------------
Exempt:       SOC SEC.   No             MCARE   No             FUTA     No               SUI  No
Fed Filing Status   1                                      Allowances   1   Additional Withholding  $   0.00 EIC   D
State 1  Tax Table  65     WASHINGTON                      Allowances   O   Additional Withholding  $   0.00 Medi  #   O   $   0.00
State 2  Tax Table                                         Allowances   O   Additional Withholding  $   0.00 Medi  #   O   $   0.00
Calc Sui Tax Table  65     WASHINGTON
Calculate State WH based on the State Wages Were Earned?   No
Local 1 Tax Table      0                           GEN    No                Additional Withholding  $   0.00
Local 2 Tax Table      0                           GEN    No                Additional Withholding  $   0.00
Local 3 Tax Table      0                           GEN    No                Additional Withholding  $   0.00
Local 4 Tax Table      0                           GEN    No                Additional Withholding  $   0.00
---- Standard Earnings -------------------------------------------------------------------------------------------------------------
Description                                                          Month            Quarter           Year            Next
Total Wages                                                           0.00            6940.93        29443.70           0.00
Federal Taxable Wages                                                 0.00            6240.24        26499.33           0.00
Social Security Taxable Wages                                         0.00            6940.93        29443.70           0.00
Medicare Taxable Wages                                                0.00            6940.93        29443.70           0.00
FUTA Taxable Wages                                                    0.00               0.00         7000.00           0.00
State 1 Taxable Wages                                                 0.00               0.00            0.00           0.00
State 2 Taxable Wages                                                 0.00               0.00            0.00           0.00
SUI Taxable Wages                                                     0.00               0.00        21300.00           0.00
SDI Taxable Wages                                                     0.00               0.00            0.00           0.00
Local 1 Taxable Wages                                                 0.00               0.00            0.00           0.00
Local 2 Taxable Wages                                                 0.00               0.00            0.00           0.00
Local 3 Taxable Wages                                                 0.00               0.00            0.00           0.00
Local 4 Taxable Wages                                                 0.00               0.00            0.00           0.00
Tips                                                                  0.00               0.00            0.00           0.00
EIC                                                                   0.00               0.00            0.00           0.00
---- User Defined Earnings ---------------------------------------------------------------------------------------------------------
Code   Description         Frq         Amt                           Month            Quarter           Year            Next
12     COMMISSION           S      608.4200                           0.00            6940.93         29443.70          0.00
13     BONUSES              S        0.0000                           0.00               0.00             0.00          0.00


Date: 12/30/97                                          HEGE COMPANY, INC.                                             Page no. 3
Time:  7:06 AM                                          711 E. THIRD AVENUE
                                                        SPOKANE, WA  99202


                                                E m p l o y e e   D i r e c t o r y

---- Employee Data ----------------------------------------------------------------------------  ---- Dates ------------------------
Code        086                         Name       KAREN LINZEMMEYER                             Birth       09/19/45
Address     19820 N. SOUTHBANK ROAD                                                              Hire        03/01/89
City        NINE MILE FALLS             State      WA     Zip  99026                             Raise       09/01/90
Phone       (509) 466-2367              S.S.#      ###-##-####                                   Review      09/01/91
Sex         Female                      Marital Status    Married                                Promotion
Origin                                  Memo                                                     Termination
---- Payment Information -----------------------------------------------------------------------------------------------------------
Dept              $     SALARIED                                 Vacation:      MONTHLY
Title             LOAN OFFICER/PRODUCTION MGM                    Date                    Accrued      0.000    Max  160.000
Pay Suspended     No           Direct Deposit   No               Hours          0.000    Paid         0.000
Frequency         Semimonthly
Pay Type          Salary                                         Sick Time:     MONTHLY
    Amount        Overtime 1       Overtime 2                    Date                    Accrued      0.000    Max   80.000
  64800.00              0.00             0.00                    Hours          0.000    Paid         0.000
---- Tax Information ---------------------------------------------------------------------------------------------------------------
Exempt:       SOC. SEC.  No             MCARE   No             FUTA     No               SUI  No
Fed Filing Status   3                                      Allowances  99   Additional Withholding  $ 270.00 EIC   D
State 1  Tax Table  65     WASHINGTON                      Allowances   O   Additional Withholding  $   0.00 Medi  #   O   $   0.00
State 2  Tax Table                                         Allowances   O   Additional Withholding  $   0.00 Medi  #   O   $   0.00
Calc Sui Tax Table  65     WASHINGTON
Calculate State WH based on the State Wages Were Earned?  No
Local 1 Tax Table      0                           GEN    No                Additional Withholding  $   0.00
Local 2 Tax Table      0                           GEN    No                Additional Withholding  $   0.00
Local 3 Tax Table      0                           GEN    No                Additional Withholding  $   0.00
Local 4 Tax Table      0                           GEN    No                Additional Withholding  $   0.00
---- Standard Earnings -------------------------------------------------------------------------------------------------------------
Description                                                          Month            Quarter           Year            Next
Total Wages                                                           0.00           16200.00       62200.00            0.00
Federal Taxable Wages                                                 0.00           15876.00       60996.00            0.00
Social Security Taxable Wages                                         0.00           16200.00       62200.00            0.00
Medicare Taxable Wages                                                0.00           16200.00       62200.00            0.00
FUTA Taxable Wages                                                    0.00               0.00        7000.00            0.00
State 1 Taxable Wages                                                 0.00               0.00           0.00            0.00
State 2 Taxable Wages                                                 0.00               0.00           0.00            0.00
SUI Taxable Wages                                                     0.00               0.00       21300.00            0.00
SDI Taxable Wages                                                     0.00               0.00           0.00            0.00
Local 1 Taxable Wages                                                 0.00               0.00           0.00            0.00
Local 2 Taxable Wages                                                 0.00               0.00           0.00            0.00
Local 3 Taxable Wages                                                 0.00               0.00           0.00            0.00
Local 4 Taxable Wages                                                 0.00               0.00           0.00            0.00
Tips                                                                  0.00               0.00           0.00            0.00
EIC                                                                   0.00               0.00           0.00            0.00
---- User Defined Earnings ---------------------------------------------------------------------------------------------------------
Code   Description         Frq         Amt                           Month            Quarter           Year            Next
12     COMMISSION           S        0.0000                           0.00               0.00           0.00            0.00
13     BONUSES              S        0.0000                           0.00               0.00           0.00            0.00
14     OVERRIDE             S        0.0000                           0.00               0.00         100.00            0.00


Date: 12/30/97                                          HEGE COMPANY, INC.                                                Page no. 1
Time:  7:14 AM                                          711 E. THIRD AVENUE
                                                        SPOKANE, WA  99202


                                                E m p l o y e e   D i r e c t o r y

---- Employee Data ----------------------------------------------------------------------------  ---- Dates ------------------------
Code       009                          Name   KAREN J. MERRITT                                  Birth          01/27/35
Address    E. 6816 11TH AVE                                                                      Hire           06/01/90
City       SPOKANE                      State   WA    Zip   99212                                Raise          06/01/93
Phone      (509) 927-9312               S.S.#   ###-##-####                                      Review         06/01/96
Sex        Female                       Marital Satus    Married                                 Promotion
Origin                                  Memo                                                     Termination
---- Payment Information -----------------------------------------------------------------------------------------------------------
Dept                S     SALARIED                               Vacation:      Semimonthly
Title               LOAN PROCESSOR                               Date                    Accrued      0.000    Max  160.000
Pay Suspended     No           Direct Deposit   No               Hours    0.000          Paid         0.000
Frequency         Semimonthly
Pay Type          Salary                                         Sick Time:   Semimonthly
    Amount        Overtime 1       Overtime 2                    Date                    Accrued      0.000    Max   80.000
  11832.00              0.00             0.00                    Hours          0.00     Paid         0.000
---- Tax Information ---------------------------------------------------------------------------------------------------------------
Exempt:       SOC SEC.   No             MCARE   No             FUTA     No               SUI  No
Fed Filing Status   1                                      Allowances   0   Additional Withholding  $   0.00 EIC   D
State 1  Tax Table  65     WASHINGTON                      Allowances   0   Additional Withholding  $   0.00 Medi  #   O   $   0.00
State 2  Tax Table                                         Allowances   0   Additional Withholding  $   0.00 Medi  #   O   $   0.00
Calc Sui Tax Table  65     WASHINGTON
Calculate Sate WH based on the State Wages Were Earned?   No
Local 1 Tax Table      0                           GEN    No                Additional Withholding  $   0.00
Local 2 Tax Table      0                           GEN    No                Additional Withholding  $   0.00
Local 3 Tax Table      0                           GEN    No                Additional Withholding  $   0.00
Local 4 Tax Table      0                           GEN    No                Additional Withholding  $   0.00
---- Standard Earnings -------------------------------------------------------------------------------------------------------------
Description                                                          Month            Quarter           Year            Next
Total Wages                                                           0.00           2958.00         11972.34           0.00
Federal Taxable Wages                                                 0.00           2662.20         10775.11           0.00
Social Security Taxable Wages                                         0.00           2958.00         11972.34           0.00
Medicare Taxable Wages                                                0.00           2958.00         11972.34           0.00
FUTA Taxable Wages                                                    0.00              0.00          7000.00           0.00
State 1 Taxable Wages                                                 0.00              0.00             0.00           0.00
State 2 Taxable Wages                                                 0.00              0.00             0.00           0.00
SUI Taxable Wages                                                     0.00           2958.00         11972.34           0.00
SDI Taxable Wages                                                     0.00              0.00             0.00           0.00
Local 1 Taxable Wages                                                 0.00              0.00             0.00           0.00
Local 2 Taxable Wages                                                 0.00              0.00             0.00           0.00
Local 3 Taxable Wages                                                 0.00              0.00             0.00           0.00
Local 4 Taxable Wages                                                 0.00              0.00             0.00           0.00
Tips                                                                  0.00              0.00             0.00           0.00
EIC                                                                   0.00              0.00             0.00           0.00
13     BONUSES              S        0.0000                           0.00              0.00             0.00           0.00
14     OVERRIDE             S        0.0000                           0.00              0.00           140.36           0.00


Date: 12/30/97                                          HEGE COMPANY, INC.                                                Page no. 3
Time:  7:10 AM                                          711 E. THIRD AVENUE
                                                        SPOKANE, WA  99202


                                                E m p l o y e e   D i r e c t o r y

---- Employee Data ----------------------------------------------------------------------------  ---- Dates ------------------------
Code         013                        Name           CHERYL L. RIES                            Birth          12/19/46
Address      7423 W GREENWOOD RD                                                                 Hire           03/01/89
City         SPOKANE                    State          WA    Zip 99224                           Raise
Phone        (509) 747-8482             S.S.#          ###-##-####                               Review
Sex          Female                     Marital Status         Married                           Promotion
Origin                                  Memo                                                     Termination
---- Payment Information -----------------------------------------------------------------------------------------------------------
Dept                $     SALARIED                               Vacation:        Weekly
Title               PRESIDENT/CEO                                Date                    Accrued      0.000    Max  160.000
Pay Suspended     No           Direct Deposit   No               Hours       0.000       Paid         0.000
Frequency         Semimonthly
Pay Type          Salary                                         Sick Time:       Weekly
    Amount        Overtime 1       Overtime 2                    Date                    Accrued      0.000    Max   80.000
  14400.00              0.00             0.00                    Hours       0.000       Paid         0.000
---- Tax Information ---------------------------------------------------------------------------------------------------------------
Exempt:       SOC SEC.   No             MCARE   No             FUTA     No               SUI  No
Fed Filing Status                                          Allowances  99   Additional Withholding  $ 120.00 EIC   0
State 1  Tax Table  65     WASHINGTON                      Allowances   O   Additional Withholding  $   0.00 Medi  #   O   $   0.00
State 2  Tax Table                                         Allowances   O   Additional Withholding  $   0.00 Medi  #   O   $   0.00
Calc Sui Tax Table  65     WASHINGTON
Calculate State WH based on the State Wages Were Earned?  No
Local 1 Tax Table      0                           GEN    No                Additional Withholding  $   0.00
Local 2 Tax Table      0                           GEN    No                Additional Withholding  $   0.00
Local 3 Tax Table      0                           GEN    No                Additional Withholding  $   0.00
Local 4 Tax Table      0                           GEN    No                Additional Withholding  $   0.00
---- Standard Earnings -------------------------------------------------------------------------------------------------------------
Description                                                          Month            Quarter           Year            Next
Total Wages                                                           0.00            1200.00       12050.00            0.00
Federal Taxable Wages                                                 0.00            1140.00       10905.00            0.00
Social Security Taxable Wages                                         0.00            1200.00       12050.00            0.00
Medicare Taxable Wages                                                0.00            1200.00       12050.00            0.00
FUTA Taxable Wages                                                    0.00               0.00        7000.00            0.00
State 1 Taxable Wages                                                 0.00               0.00           0.00            0.00
State 2 Taxable Wages                                                 0.00               0.00           0.00            0.00
SUI Taxable Wages                                                     0.00            1200.00       12050.00            0.00
SDI Taxable Wages                                                     0.00               0.00           0.00            0.00
Local 1 Taxable Wages                                                 0.00               0.00           0.00            0.00
Local 2 Taxable Wages                                                 0.00               0.00           0.00            0.00
Local 3 Taxable Wages                                                 0.00               0.00           0.00            0.00
Local 4 Taxable Wages                                                 0.00               0.00           0.00            0.00
Tips                                                                  0.00               0.00           0.00            0.00
EIC                                                                   0.00               0.00           0.00            0.00
---- User Defined Earnings ---------------------------------------------------------------------------------------------------------
Code   Description         Frq         Amt                           Month            Quarter           Year            Next
14     OVERRIDE             S        0.0000                           0.00               0.00         800.00            0.00
13     BONUSES              S        0.0000                           0.00               0.00           0.00            0.00


Date: 12/30/97                                          HEGE COMPANY, INC.                                                Page no. 7
Time:  7:10 AM                                          711 E. THIRD AVENUE
                                                        SPOKANE, WA  99202


                                                E m p l o y e e   D i r e c t o r y

---- Employee Data ----------------------------------------------------------------------------  ---- Dates ------------------------
Code      017                           Name     BILLY F. SNODGRASS                              Birth          07/01/37
Address   2032 W. DIAMOND BAR RD                                                                 Hire           03/01/89
City      RATHDRUM                      State    ID   Zip   83858                                Raise
Phone     (509) 448-6665                S.S.#    ###-##-####                                     Review
Sex       Male                          Marital Status      Single                               Promotion
Origin                                  Memo                                                     Termination
---- Payment Information -----------------------------------------------------------------------------------------------------------
Dept                S     SALARIED                               Vacation:      Monthly
Title               LOAN OFFICER                                 Date                    Accrued      0.000    Max  160.000
Pay Suspended     No           Direct Deposit   No               Hours       0.000       Paid         0.000
Frequency         Semimonthly
Pay Type          Salary                                         Sick Time:     Monthly
    Amount        Overtime 1       Overtime 2                    Date                    Accrued      0.000    Max   80.000
      0.00              0.00             0.00                    Hours       0.000       Paid         0.000
---- Tax Information ---------------------------------------------------------------------------------------------------------------
Exempt:       SOC SEC.   No             MCARE   No             FUTA     No               SUI  No
Fed Filing Status                                          Allowances  99   Additional Withholding  $ 144.41 EIC   0
State 1  Tax Table  65     WASHINGTON                      Allowances   0   Additional Withholding  $   0.00 Medi  #   O   $   0.00
State 2  Tax Table                                         Allowances   0   Additional Withholding  $   0.00 Medi  #   O   $   0.00
Calc Sui Tax Table  65     WASHINGTON
Calculate State WH based on the State Wages Were Earned?   No
Local 1 Tax Table      0                           GEN    No                Additional Withholding  $   0.00
Local 2 Tax Table      0                           GEN    No                Additional Withholding  $   0.00
Local 3 Tax Table      0                           GEN    No                Additional Withholding  $   0.00
Local 4 Tax Table      0                           GEN    No                Additional Withholding  $   0.00
---- Standard Earnings -------------------------------------------------------------------------------------------------------------
Description                                                          Month            Quarter           Year            Next
Total Wages                                                           0.00            3093.03         22445.62          0.00
Federal Taxable Wages                                                 0.00            2938.38         21323.33          0.00
Social Security Taxable Wages                                         0.00            3093.03         22445.62          0.00
Medicare Taxable Wages                                                0.00            3093.03         22445.62          0.00
FUTA Taxable Wages                                                    0.00               0.00          7000.00          0.00
State 1 Taxable Wages                                                 0.00               0.00             0.00          0.00
State 2 Taxable Wages                                                 0.00               0.00             0.00          0.00
SUI Taxable Wages                                                     0.00            1947.41         21300.00          0.00
SDI Taxable Wages                                                     0.00               0.00             0.00          0.00
Local 1 Taxable Wages                                                 0.00               0.00             0.00          0.00
Local 2 Taxable Wages                                                 0.00               0.00             0.00          0.00
Local 3 Taxable Wages                                                 0.00               0.00             0.00          0.00
Local 4 Taxable Wages                                                 0.00               0.00             0.00          0.00
Tips                                                                  0.00               0.00             0.00          0.00
EIC                                                                   0.00               0.00             0.00          0.00
---- User Defined Earnings ---------------------------------------------------------------------------------------------------------
Code   Description         Frq         Amt                           Month            Quarter           Year            Next
12     COMMISSION           S        0.0000                           0.00            3093.03         22445.62          0.00
13     BONUSES              S        0.0000                           0.00               0.00             0.00          0.00

                                   SCHEDULE G

                            COVENANT NOT TO COMPETE.

     The undersigned agrees that in the event of her voluntary resignation of employment with the Company, she will not, for a period of three (3) years, directly or indirectly, own, manage, operate, join, control or participate in or be connected as an officer, employee, partner or otherwise, with any mortgage brokerage or banking business in any area in which the Company or INBI or Inland Northwest Bank is at that time engaged in the mortgage brokerage or banking business. This covenant shall last for a period of five (5) years after Closing Date. The undersigned acknowledges that the remedy at law for a breach of the foregoing will be inadequate and the INBI shall, in addition to all remedies available at law or in equity, be entitled to injunctive relief.


                                                 Hege Company, Inc. dba Creative Mortgage                                       Page
Client: 00541                                             Depreciation Report                                               02/04/98
Type: Book                                          For the 12 Months Ended 11/30/97                                         10:38:5
------------------------------------------------------------------------------------------------------------------------------------
Service  Cls   Life Meth    Orig Cost      Adj Basis        Salvage      Prior Accum    Current      AFT/Sec. 179         Total Depr
------------------------------------------------------------------------------------------------------------------------------------
15-15-0028  Dynatek Software - Laptop
 4/02/93  5     5y   a      1,485.00           .00             .00         1,090.80      297.60           .00              1,388.60
15-15-0029  Hewitt Rand computer
 1/11/93  5     5y   a      1,986.00           .00             .00         1,555.60      397.20           .00              1,952.80
15-15-0030  Compaq Laptop
 4/06/93  5     5y   a      2,168.00           .00          578.00         1,589.80         .20           .00              1,590.00
15-15-0031  Toshibla Laptop
 4/14/93  5     5y   a      1,615.00           .00          431.00         1,184.00         .00           .00              1,184.00
15-15-0032  Toshibla Lapro
 4/26/93  5     5y   a      1,429.00           .00          405.00         1,024.40         .00           .00              1,024.40
15-15-0033  HP Laserjet IIIP
 3/22/93  5     5y   a        997.00           .00          266.00           731.20         .00           .00                731.20
15-15-0034  HP Deskjet 500
 3/22/93  5     5y   a        536.00           .00          144.00           392.60         .00           .00                392.60
15-15-0035  Hewist Rand Computer
 1/11/93  5     5y   a      1,986.00           .00          431.00         1,553.60         .00           .00              1,555.60
15-15-0036  Sharp LD116 Fax
10/22/93  5     5y   a        300.00           .00             .00           185.00       60.00           .00                245.00
15-15-0037  Expansion Slots Phones
11/08/93  5     5y   a      1,388.00           .00          332.00           855.80         .20           .00                856.00
15-15-0038  Mannermann Tally Printer
11/09/93  5     5y   a        961.00           .00             .00           592.60      192.20           .00                784.80
15-15-0039  Hyundai computer Monitor
11/09/93  5     5y   a        301.00           .00             .00           185.60       60.20           .00                265.80
15-15-0052  Copier Accessories - Panasonic
12/01/88  7     7y   a        178.00           .00             .00           175.86         .00           .00                175.60
15-15-0054  Fax Machine
12/01/88  7     7y   a        721.00           .00             .00           721.00         .00           .00                721.60
15-15-0055  Hard Drive
 5/01/90  7     7y   a        614.00           .00             .00           577.13       36.55           .00                613.68
15-15-0056  Computer Printer
 5/01/90  7     7y   a        140.00           .00             .00           132.00        8.00           .00                140.00
15-15-0058  Modem
10/01/90  7     7y   a        166.00           .00             .00           147.15       18.87           .00                166.00
15-15-0059  Camera
10/01/90  7     7y   a        162.00           .00             .00           142.42       19.29           .00                161.71
15-15-0060  Toshiba Phone System
 1/31/91  7     7y   a      6,311.00           .00          993.00         5,318.71         .00           .00              5,318.71
15-15-0064  Nokia Color Monitor
 7/31/95  5     5y   a        464.00           .00             .00           123.73       92.80           .00                216.53
15-15-0065  Power Back Up
 9/30/95  5     5y   a        299.00           .00             .00            69.77       59.80           .00                129.57
15-15-0066  6 meg RAM
 2/21/95  5     5y   a        270.00           .00             .00            96.50       54.00           .00                148.51
Subgroup Totals
                           92,728.00           .00        7,012.00        82,556.32    1,954.96           .00             84,509.21

Group 15-15 Totals
                           92,728.00           .00        7,012.00        82,556.32    1,954.96           .00             84,509.21

Group 15 Totals
                           92,728.00           .00        7,012.00        82,556.32    1,954.96           .00             84,509.21

20-20-0000 Furniture


                                                 Hege Company, Inc. dba Creative Mortgage                                     Page 2
Client: 00541                                             Depreciation Report                                               02/04/98
Type: Book                                          For the 12 Months Ended 11/30/97                                         10:38:5
------------------------------------------------------------------------------------------------------------------------------------
Service  Cls   Life Meth    Orig Cost      Adj Basis        Salvage      Prior Accum    Current      AFT/Sec. 179         Total Depr
------------------------------------------------------------------------------------------------------------------------------------
20-20-0001 Executive Desk & Chair
  2/02/96  7    7y   a       250.00              .00            .00            71.42      35.71                 .00           107.13
20-20-0002 Furniture
  2/02/96  7    7y   a       766.00              .00            .00           218.86     109.43                 .00           328.29
20-20-0003 Royal-typewriter
  8/01/88  5    5y   a       125.00              .00            .00           125.00        .00                 .00           125.00
20-20-0004 Computer & Printer
  9/01/88  5    5y   a     6,290.00              .00            .00         4,290.00        .00                 .00         4,290.00
20-20-0005 Desk - Oak
 12/04/90  5    5y   a       342.00              .00            .00           340.80        .00                 .00           340.80
20-20-0006 Credenza - Oak
 12/04/90  5    5y   a       365.00              .00            .00           365.00        .00                 .00           365.00
20-20-0007 Table - Desks & Chairs
 12/10/90  5    5y   a       306.00              .00            .00           299.40        .00                 .00           299.40
20-20-0008 Steno Desk & Chairs
 12/10/90  5    5y   a       637.00              .00            .00           624.80        .00                 .00           624.80
20-20-0009 File - Two Drawer
 12/17/90  5    5y   a       205.00              .00            .00           204.42        .00                 .00           204.42
20-20-0010 Cabinets & Shelves
  8/12/91  5    5y   a       831.00              .00            .00           816.20        .00                 .00           816.20
20-20-0011 Horizontal File - 4 Drawer
 11/18/91  5    5y   a     1,104.00              .00            .00         1,104.00        .00                 .00         1,104.00
20-20-0012 ADT Security System
 10/15/93  5    5y   a       480.00              .00            .00           304.00      96.00                 .00           400.00
20-20-0014 Refrigerator - Small
 12/01/87  7    7y   a        90.00              .00            .00            90.00        .00                 .00            90.00
20-20-0015 Storage Cabinet - Chairmat
 12/01/87  7    7y   a       207.00              .00            .00           207.00        .00                 .00           207.00
20-20-0016 Office Furniture - Various
 12/01/87  7    7y   a       675.00              .00            .00           675.00        .00                 .00           675.00
20-20-0017 Office Furniture - Various
 12/01/87  7    7y   a       597.00              .00            .00           597.00        .00                 .00           597.00
20-20-0018 Calculators (x2)
 12/01/87  7    7y   a        86.00              .00            .00            72.29        .00                 .00            72.29
20-20-0019 Typewriter - Royal
 12/01/87  7    7y   a       200.00              .00            .00           200.00        .00                 .00           200.00
20-20-0021 Chairs(26) Customer Use
 12/01/87  7    7y   a        71.00              .00            .00            60.14        .00                 .00            60.14
20-20-0023 Desks & Chairs
 12/01/87  7    7y   a       519.00              .00            .00           444.14        .00                 .00           444.14
20-20-0024 Typewriter - Chairs & Mats
 12/01/87  7    7y   a       350.00              .00            .00           300.00        .00                 .00           300.00
20-20-0025 Desk - Oak
  4/01/90  7    7y   a       232.00              .00            .00           220.42      11.05                 .00           231.47
20-20-0026 Office Furniture Various
  6/01/90  7    7y   a     1,130.00              .00            .00         1,048.29      80.71                 .00         1,129.00
20-20-0027 Desk Chair
  9/01/90  7    7y   a        86.00              .00            .00            86.00        .00                 .00            86.00
20-20-0028 Steno Chair
  3/23/92  7    7y   a       135.00              .00            .00            89.87      19.29                 .00           109.16
20-20-0029 Steno Desk
  3/23/92  7    7y   a       297.00              .00            .00           197.29      42.43                 .00           239.72
20-20-0030 Type Table - Oak
  3/23/92  7    7y   a       110.00              .00            .00            73.13      15.71                 .00            88.84


                                                 Hege Company, Inc. dba Creative Mortgage                                       Page
Client: 00541                                             Depreciation Report                                               02/04/98
Type: Book                                          For the 12 Months Ended 11/30/97                                         10:38:5
------------------------------------------------------------------------------------------------------------------------------------
Service  Cls   Life Meth    Orig Cost      Adj Basis        Salvage      Prior Accum    Current      AFT/Sec. 179         Total Depr
------------------------------------------------------------------------------------------------------------------------------------
20-20-0831 Furniture
10/06/92   7   7y  a         523.00           .00           .00            311.13         74.71          .00               385.84
20-20-0032 Pop Machine
 4/02/93   7   7y  a         859.00           .00           .00            450.13        122.71          .00               572.84
Subgroup Totals
                          15,868.00           .00           .00         13,885.73        607.75          .00            14,493.48
Group 20-20 Totals
                          15,868.00           .00           .00         13,885.73        607.75          .00            14,493.48

Group 20 Totals
                          15,868.00           .00           .00         13,885.73        607.75          .00            14,493.48

80-80-0000 Leasehold Improvements

80-80-0001 Security Windows
 1/06/94  39  11m  a       1,026.00           .00           .00            188.00           .00          .00               188.00
80-80-0002 Concrete in Back
 3/23/94  39  60m  a         342.00           .00           .00            182.80         68.40          .00               251.20
80-80-0003 Carpentry Additions
 3/30/94  39  60m  a       1,979.00           .00           .00          1,055.60        395.80          .00             1,451.40
80-80-0004 Carpentry Additions
 4/07/94  39  60m  a       1,671.00           .00           .00            891.40        334.20          .00             1,225.60
80-80-0005 Carpet - Downtown - Blue
 8/31/93   7   7y  a         575.00           .00           .00            265.58         81.86          .00               347.44
80-80-0006 Improvements - E. 711 Third Avenue
 8/01/91  31  60m  a      25,627.00           .00           .00         25,569.73           .00          .00            25,569.73
80-80-0007 siding Improvements
12/10/96  39  60m  a       1,398.00           .00        300.00               .00        219.60          .00               219.60
Subgroup Totals
                          32,616.00           .00        300.00         28,153.11      1,099.86          .00            29,252.97
Group 80-80 Totals
                          32,616.00           .00        300.00         28,153.11      1,099.86          .00            29,252.97
Group 80 Totals
                          32,616.00           .00        300.00         28,153.11      1,099.86          .00            29,252.97


Client: 00541                                     Hege Company, Inc. dba Creative Mortgage                                      Page
Type: Book                                                Depreciation Report                                               02/04/98
Client Totals                                        For the 12 Months Ended 11/30/97                                        10:38:5
------------------------------------------------------------------------------------------------------------------------------------
     Orig Cost           Adj Basis           Salvage         Prior Accum             Current       AFT/Sec. 179          Total Depr
------------------------------------------------------------------------------------------------------------------------------------
   Active Asset Totals
        161,212.00              .00            7,312.00        124,593.16           3,662.57           .00              128,255.73

   Retired Asset Totals
        109,545.00              .00           24,564.00         78,780.46             470.87           .00               79,251.33

   Client Totals
        250,757.00              .00           31,876.00        203,573.62           4,133.44           .00              207,507.06

                                                                                            Net Total Book Value         43,249.96

